ISSUING UNDERWRITING AGREEMENT

This Issuing Underwriting Agreement ("Agreement") is made and entered into this 1st day of April, 1998 by and between CHICAGO TITLE INSURANCE COMPANY hereafter referred to as "Principal" and CAPITAL TITLE AGENCY, hereafter referred to as "Title Company".

In consideration of the promises and the mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Principal and Title Company agree as follows:

1. APPOINTMENT OF TITLE COMPANY. Principal hereby appoints Title Company as a policy issuing Title Company of Principal for the sole purpose of issuing title insurance commitments, policies, endorsements and other title assurances approved by Principal and by all required regulatory agencies, now in existence or hereafter developed, relating to real property located in the county of San Diego, in the state of California in accordance with the terms of this Agreement. During the term of this Agreement, Title Company shall have the right to issue title insurance commitments, policies and endorsements of any title insurance company in the referenced geographic area.

     Notwithstanding the foregoing, pertaining to the referenced geographic area, Principal and its affiliates shall have, and do retain, the right to service directly any customer, and Principal or its affiliates may, without limitation, do any of the following:

     (i) issue directly, from any of its offices, or from any location nationwide, commitments, policies, endorsements, or any other title assurance or evidence, search or real estate information product, or any other product whatsoever, now in existence or hereafter developed (all of the foregoing are hereafter collectively referred to as "Information");

     (ii) purchase or otherwise obtain from any source any search data or Information.

2. AGREEMENT TERM. The term of this Agreement shall be three (3) years, commencing on 4/1/98. Unless either party gives written notice to the other of its election to terminate this Agreement at least sixty (60) days prior to the expiration of the then current term, this Agreement shall be automatically extended for additional terms of three (3) years each.

3.   DUTIES OF PRINCIPAL. Principal shall:

     A. Furnish Title Company forms of commitments, policies, endorsements and other forms required for transacting Title Company's title insurance business.

     B. Furnish Title Company guidelines and instructions for transacting Title Company's title insurance business.

     C.   Determine all risk assumption questions submitted by Title Company.

     D. Arrange for reinsurance where required, to the extent such reinsurance is available.
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4.   DUTIES OF TITLE COMPANY. Title Company shall:

     A. Receive and process applications for title insurance in a timely, prudent and ethical manner with due regard to recognized title insurance underwriting practices and in accordance with Principal's bulletins, manuals and other instructions of Principal.

     B. Base each policy issued on behalf of Principal upon a determination of insurability of title which includes

          (i) a search from earliest public records or in accordance with Principal's written instructions; and (ii) an examination of all documents affecting title to the subject property.

     C. Supply, at Title Company's expense, office space and qualified personnel for conducting business.

     D. Prepare, preserve and maintain in Title Company's possession a separate file for each application for title insurance containing all documents upon which Title Company relied to make its determination of insurability, including, but not limited to: affidavits, maps, plats, lien waivers, surveys, title reports, searches, examinations, and work sheets, together with a copy of each commitment, policy, endorsement and other title assurance issued as well as closing statements, disbursement worksheets, copies of all checks disbursed and receipted, deposit slips, escrow agreements and any other instruments or documents executed or created at Closing.

          Upon termination of this Agreement, Title Company shall deliver such files to Principal, which files may not be copied by Title Company without the written consent of Principal. Title Company hereby grants to Principal the right to enter upon the premises of Title Company or other locations where such files are maintained, during business hours, for purposes of recovering possession thereof.

          In the event Title Company ceases to engage in the title insurance business, title to such files shall vest in Principal, and Title Company shall deliver said files to Principal immediately upon termination of this Contact. Title Company hereby grants to Principal the right to enter upon the premises of Title Company or other locations where such said files are maintained, during business hours, for purposes of recovering possession thereof.

          In the event Title Company sells, transfer or conveys its title insurance operations or any interest therein to a third party, Principal shall have the right to copy such files, and the right to copy shall survive any sale, transfer or encumbrance of Title Company's title insurance operations or an interest therein. Title
          Company hereby grants to Principal the right to enter upon the premises of Title Company or other locations where said title files are maintained, during business hours, for purposes of making a reproduction thereof.

     E. Send to Principal a voucher containing information regarding each policy, endorsement and other title assurance issued by Title Company, as instructed by Principal. Or send to Principal information regarding each policy, endorsement and other title assurance issued by Title Company, in magnetic or electronic format, as instructed by Principal.

     F. Maintain a policy register in a form approved by Principal showing the disposition of all policies and other pre-numbered forms furnished by Principal. Upon request by Principal, Title Company shall furnish a statement accounting for all such forms and shall return all spoiled, obsolete or canceled policies and forms to Principal. Title Company shall safely maintain and store all forms furnished by Principal and hereby assumes liability for loss or damage suffered by Principal by reason of Title Company's wrongful or negligent use or storage of such forms.

     G. Provide Principal quarterly, copies of quarterly financial statements of the Title Company and an updated Information Affidavit, such financial statements to be kept confidential by Principal.

     H. Perform such services and render such assistance as Principal may reasonably request in connection with any claim or litigation arising from a commitment, policy, endorsement or other title assurance issued by Title Company or by Principal on behalf of Title Company or on account of any conduct of Title Company, whether such claim or litigation is instituted during the term of this Agreement or following termination thereof. In addition, Title Company shall promptly forward to Principal:

          (i) all documents received by Title Company in which Principal is a party to judicial proceedings;
          (ii) all written complaints or inquiries made to any regulatory Title Company regarding transactions involving title insurance policies, endorsements, commitments or other title assurances of Principal;
          (iii)any information alleging a claim involving a policy, commitment, endorsement or other title assurance of Principal or a transaction for which Principal may be liable; and
          (iv) all original documentation and work papers associated with the transaction or conduct giving rise to any claim or complaint.

          I. In those instances where Title Company closes real estate transactions and receives and disburses funds of others, Title Company shall:

               (i) maintain said funds safely in accounts fully insured by an agency of the Federal Government and in accordance with applicable state laws;

               (ii) maintain separate from Title Company's personal or operating accounts all funds received by Title Company from any source in connection with transaction(s) in which Principal's title insurance is involved;

               (iii)disburse  such  funds only for the  purposes  for which they were entrusted;

               (iv) maintain  an escrow  ledger for each title  insurance  order involving fiduciary funds, which ledger shall separately reflect the escrow activity for each order;

               (v) maintain a control account showing total fiduciary liability for each escrow bank account; and

               (vi) reconcile  monthly the control account and ledger records to the monthly bank statement.

                    Principal shall have the right to examine, audit and approve Title Company's accounting procedures to assure compliance with Principal's Escrow Accounting Manual, a copy of which is being delivered to Title Company simultaneously with the execution of this Agreement.

     J. Comply with all applicable laws and regulations relating to the conduct of Title Company's business. Said violation, may, by the sole discretion of Principal, be considered a breach of this Agreement.

     K. Comply with all bulletins, manuals and other instructions furnished to Title Company in writing, by facsimile or other electronic transmission by Principal. If any reasonable doubt exists with regard to the insurability or marketability of title or as to whether a particular risk is extra-ordinary or extra-hazardous, Title Company shall contact Principal or Principal's designated underwriting counsel for guidance and approval.

     L. The parties hereto acknowledge that Title Company is not a Title Company of Principal for purposes of conducting a Closing, as defined in Paragraph 7H hereof; however, because Principal may be subject to allegations of liability for acts of Title Company with regard to Title Company's settlement or escrow business, Title Company shall cooperate with Principal in the performance of audits of Title Company's escrow records, accounts and procedures. In addition, Title Company agrees to provide to Principal, within thirty (30) days following receipt, a copy of any audit conducted by any accounting firm with respect to Title Company's escrow records, accounts or procedures.

     M. Timely furnish the insured with a title insurance policy and other title assurances Title Company is obligated to issue.

     N.   Maintain in confidence the terms and conditions of this Agreement.

5. RATES AND REMITTANCES. Attached hereto and made a part hereof is a Schedule of Rates and Remittances. Title Company shall quote, charge and collect the Rates set forth therein and shall report and remit to Principal premiums as set forth therein.

6. INSURANCE. Title Company shall immediately obtain and keep in full force, at Title Company's expense, during the term of this Agreement

     (i) Title Insurance, Errors and Omissions Policy with opinion of title coverage, with an insurance company acceptable to Principal in a sum of not less than $1,000,000 . (ii) Fidelity Insurance. Title Company is responsible to meet the requirement of the California Department of Insurance Section Code 12340.8. Title Company accepts option below:

          a.) Title Company shall obtain and maintain a fidelity bond or insurance policy, satisfactory to Principal in accordance with and agreeing to the option provided for in Section 12389.6 (1) of the Insurance Code of the State of California that covers losses caused by misappropriation, disappearance, or other wrongful use of escrow funds deposited with Title Company. The face amount of the fidelity bond or insurance policy shall be at least 10 times the Title Company's required minimum net worth under subdivision
               (a) of Section 12389 of the Code. The bond or insurance policy shall name Principal as an additional insured, co-insured, or joint-loss payee. The bond or insurance policy may not exclude coverage due to act omissions of any officer, director, employee, or principal of Title Company. In the event of cancellation or nonrenewal of the bond or insurance policy, Principal shall be given advance written notice by the underwriter of the bond or insurance policy. Title Company shall submit a copy of the bond or the insurance policy to Principal within 14 days of the effective date of the Agreement.

               Accept: _____________________________  Date: ____________________

               b) Title Company agrees to adopt as internal operating policy account review processes and oversight, and internal control guidelines, in electronic or other medium, drafted by the California Land Title Association's Account Review Processes and Oversight and Internal Control Guidelines, the American Land Title Association Insurance Companies, Agencies and Approved Attorneys, and Employee Affidavit, as defined in
                    Section 12340.8, and approved by the commissioner. The Title Company further agrees to pay an annual audit fee of $4,000.00 due December 31 of each year this underwriting agreement is in effect.

               Accept: _____________________________  Date: ____________________

                    Title Company agrees to furnish Principal annually with a copy of such policies and any renewals thereof and any other evidence that Principal may deem necessary to demonstrate compliance with this provision. Title Company hereby assigns to Principal, Principal's legal representatives and assigns, all sums claims, demands and causes of action of whatsoever kind, that Title Company may have against Title Company's Errors and Omissions insurance company and against Title Company's Fidelity insurance company, in connection with all claims arising out of the actions of Title Company, its employees, independent contractors, and subcontractors which fall within the scope of Paragraph 6 hereof.

7. LIMITATIONS ON TITLE COMPANY'S AUTHORITY. Title Company shall not, without prior written approval of Principal:

     A. Commit Principal to a risk in excess of $1,000,000.00. This limit shall include commitment, policy, endorsement and/or other title assurance immediately being issued.

     B.   Commit  Principal  to  insure a title  involving  a risk in  excess of
          $500,000.00   determined  to  be  extra-ordinary  or  extra-hazardous,
          including Mechanics Liens.

     C. Alter the printed language of any commitment, policy, endorsement or other form furnished by Principal, or commit Principal to any particular interpretation of the terms or provisions thereof or issue any policy, endorsement or other title assurance which has not been approved for use by all required state regulatory agencies and by Principal.

     D. Adjust or otherwise settle or attempt to settle any claim for loss for which Principal may become liable or engage counsel to represent Principal or the insured.

     E. Accept service of process on Principal. Title Company shall immediately notify Principal of any attempted service of process upon Title Company for Principal. Title Company shall also immediately notify Principal of any matter that is or may become a claim against Principal of which Title Company has knowledge.

     F.   Incur bills or debts chargeable to Principal.

     G. Commit Principal to a risk with respect to a transaction in which Title Company, or an employee of Title Company, a member of Title Company's or employee's immediate family, has or will have a legal or an equitable interest, without Principals written approval.

     H. Handle escrow funds or conduct a Closing, as hereafter defined, of a transaction in which Title Company, a member of Title Company's immediate family, Title Company's employee, or a member of Title Company's employee's immediate family has or will have a legal or an equitable interest, without Principals written approval. The term "Closing" as used in this Agreement shall mean: the handling and disbursement of settlement funds or the providing of settlement services.

     I. Insure or commit to insure any property for an amount other than the fair market value of the estate or interest to be insured or the amount of the mortgage or portion thereof and other indebtedness secured thereby to be insured.

     J. Neither Title Company nor any Affiliated Attorney of Title Company will represent any insured as against the interests of Principal. The term "Affiliated Attorney" as used herein shall mean any attorney who is an employee, associate, member, shareholder, or partner of Title Company or any law firm that owns any legal or beneficial interest in Title Company.

     K. State or imply in advertising, business promotion material or otherwise, the existence of any relationship or affiliation between Principal and Title Company other than that Title Company is an underwritten Title Company authorized to issue policies of Principal.

8.   LIABILITY  OF  TITLE   COMPANY.   Principal  and  Title  Company  shall  be
     responsible for and promptly pay losses as follows:

     A. Principal shall be responsible for all losses, including costs and attorneys' fees caused by claims arising out of assurances of the Principal issued by Title Company except for losses described in paragraph 8.B. which is the responsibility of the Title Company;

     B. Title Company shall be responsible for all loss, cost or damage, including attorneys' fees caused by:

          i. Deliberate failure of Title Company to comply with the terms of this Agreement or with the rules, regulations or instructions given to Title Company by Principal.
          ii.  The escrow or closing operations of Title Company.
          iii. Fraud, dishonesty or defalcation of an employee, officer, director or Title Company of Title Company.
          iv. Any act or failure to act of an employee, officer or attorney of Title Company which results in Principal being liable for bad faith, unfair claim practices or punitive damages.

     C. Title Company shall be liable to Principal for the first five thousand dollars ($5,000.00) on each claim for losses, costs, or damages, including attorneys' fees, caused by:

          i. Errors or omissions in Title Company's abstracting or examining of title or failure of any title assurance to accurately reflect the correct description of real property involved or record title thereto.
          ii. Errors or omissions which are disclosed by the application, the examiner's report or which were known to Title Company or in the exercise of due diligence should have been known to Title Company.
          iii. Issuance  of a  policy  where  the  chain of  title  included  an uninsured, unescrowed, or gift deed which is subsequently asserted to be a forgery unless submitted and approved in writing by Principal.

         Any violation of the terms contained above will be considered a breach of this Agreement.

9. TERMINATION OF ISSUING AGREEMENT. Notwithstanding anything the contrary herein, this Agreement may be terminated in the event any one of the following events of default should occur:

     A. Title Company fails to report policies or remit premiums in accordance with the provisions hereof said default continues for the applicable cure period;

     B. Title Company materially deviates from the guidelines, instructions or escrow accounting standards of Principal furnished to Title Company;

     C. Either party hereto fails to perform any of the other material provisions, covenants or conditions of this Agreement on its part to be performed; D. A petition under the United States Bankruptcy Code is filed by or against either party hereto;

     E. A supervisor, conservator or receiver is appointed for either party hereto or for substantially all of the assets of said party;

     F.   Title  Company  ceases to engage in the abstract  and title  insurance
          Title Company business or Title Company's license to engage in the abstract and title insurance business is revoked or suspended;

     G. There is a change in the senior management of Title Company, and Title Company fails to secure prior written approval of Principal;

     H. There is a change of more than 10% of the ownership of the Title Company, and Title Company fails to secure prior written approval of Principal;

     I. The loss ratio during any calendar year, as herein defined, arising from policies issued by Title Company, equals or exceeds seventy percent (70%);

     J. Title Company defaults in any of the terms of that certain Agreement between Title Company and Principal dated 4/1/98;

          Upon the occurrence of an event of default, the non-defaulting party may terminate this Agreement, upon the expiration of thirty (30) days from the date of written notice of default to the defaulting party and the defaulting party's failure to cure. Notwithstanding the foregoing, upon the occurrence of an event of default as described in Paragraph 9D or 9E, this Agreement shall automatically terminate without notice; upon the occurrence of an event of default as described in Paragraph 9B, 9F or 11, this Agreement may be terminated by Principal immediately upon delivery of written notice to Title Company.

          Upon expiration or termination of this Agreement, Title Company shall immediately furnish to Principal a true, correct and complete accounting of all remittances due hereunder, all orders involving Principal's title assurances which have not closed, all orders involving Principal's title assurances which have closed but for which no policy has been issued and all commitments, policies, endorsements and other title assurances of Principal which have been issued but not reported to Principal. Title Company shall also provide Principal access to all forms and all files relating to commitments, policies and other title assurances of Principal. Title Company shall promptly make and accounting of and deliver to Principal all unused title insurance forms, manuals, advertising, promotional materials, other supplies exhibiting Principal's name or any variation thereof and all other supplies furnished by Principal to Title Company, except those which Principal authorizes Title Company to retain for purposes of completing pending transactions.

10. EXAMINATION OF RECORDS. Title Company agrees to provide to Principal access for examination purposes at any reasonable time or times to all files, books and accounts and other records of Title Company relating to the business carried on hereunder and relating to the Closing of transactions involving a commitment to issue Principal's title assurances. Such right of examination may also be exercised after termination of this Agreement.

11. SHORTAGE OF FUNDS. In the event a shortage is revealed or discovered in Title Company's accounts of funds entrusted to Title Company by others or in the remittances due Principal hereunder, then Principal may declare immediately due and payable any debts owed by Title Company, including any funds for which Principal may be responsible or have a liability therefor and Title Company grants to Principal a lien on all property of Title Company as security for the repayment thereof. On demand by Principal, Title Company shall immediately make good the shortage or convey and deliver possession of such property to Principal. A conveyance of such property shall not of itself relieve Title Company of further liability for such shortage, but may be utilized to mitigate the liability of Title Company therefor.

12. ADVERTISING. Title Company agrees that it will not use the trade name, trade mark or any variation thereof of Principal or any of its subsidiaries or affiliated entities on any of its advertising without the prior written approval of Principal.

13. CLAIMS. If a policy claim is made to Title Company, if Title Company receives notice of a potential claim, or if Title Company receives notice of litigation which may result in a claim, Title Company shall, immediately, by facsimile transmission or overnight mail, give notice of same to Principal and shall lend all reasonable assistance, without charge to Principal, in investigating, adjusting or contesting said claim. Title

     Company is not authorized to act as or to provide counsel in connection with said claim; however, Principal may seek Title Company's assistance in the selection of counsel.

14. NOTICES. Except as otherwise specifically set forth in this Agreement, all notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed first class postage prepaid, certified or registered mail, return receipt requested:

     If to Principal, to:        Chicago Title Insurance Company
                                 3750 Convoy, Suite 118
                                 San Diego, California 92111

     If to Title Company, to:    Capital Title Agency
                                 4808 North 22nd Street
                                 Phoenix, Arizona 85016

or to such other address or addresses as each of the parties may communicate in writing to the other.

15. NON-WAIVER BY PRINCIPAL. The failure of Principal to enforce strictly the performance by Title Company of any provision of this Agreement or to exercise any right or remedy following from Title Company's breach of any condition herein or the acceptance by Principal of any payment, remittance or other performance during Title Company's failure to perform or during Title Company's breach shall not be deemed a waiver by Principal of its rights under this Agreement as written and shall not be construed to be an amendment or modification of this Agreement as written.

16. ENTIRE AGREEMENT; PRIOR AGREEMENTS. This Agreement sets forth the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. No terms, conditions, or warranties, other than those contained herein, and no amendments or modifications hereto shall be valid unless made in writing and signed by the parties hereto. This Agreement supersedes all prior understandings of any kind, whether written or oral, with respect to the Agreement and the subject matter hereof.

17.  ASSIGNMENT;  BINDING  EFFECT.  This  Agreement is not  assignable  by Title
     Company except upon written consent of Principal. This Agreement is, however, binding on and inures to the benefit of any corporate successor, parent corporation, affiliate or wholly owned subsidiary of Principal. The duties and obligations of Title Company and any signatory or guarantor hereunder shall survive any merger, consolidation, dissolution or change in ownership or structure of Title Company.

18. INVALID PROVISIONS. If any provision of this Agreement or the other documents contemplated hereby is held to be illegal, invalid, or unenforceable under present or future laws, such provisions shall be fully severable; the appropriate documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereto; and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision. There shall be added automatically as a part hereof or thereto a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and binding.

19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

20. ATTORNEY'S FEES. COSTS. VENUE. If a legal action or other proceedings are brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, administrative costs and other costs incurred in that action or proceeding in addition to any other relief to which it may be entitled. in addition, in the event of a material breach by Title Company, Principal shall be entitled to recover all costs and loss associated with resolving the matter giving rise to said material breach. Venue for any such proceeding shall be a location of Principal's choice.

21. OTHER AGREEMENTS VOID. It is expressly understood and agreed by and between the parties hereto that this Agreement sets forth all the promises, agreements, conditions and understandings between Principal and Title Company with respect to this Agreement and the subject matter hereof. Pertaining to such Agreement, there are no promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth.

22. AGREEMENT. The terms and conditions of this Agreement shall apply only to Principal named herein and shall not apply to any company now or hereafter affiliated with Principal or with Principal's parent Chicago Title and Trust Company.

IN WITNESS WHEREOF, this Agreement is executed this ____ day of ________, 199__.

CAPITAL TITLE AGENCY:


By:
     --------------------------------------------
Its:
     --------------------------------------------



CHICAGO TITLE INSURANCE COMPANY

By:
     --------------------------------------------
Its:
     --------------------------------------------


-------------------------------------------------
                                   , INDIVIDUALLY

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                                   , INDIVIDUALLY

                         RATES AND REMITTANCES SCHEDULE

THIS RATES AND REMITTANCES SCHEDULE attached to that Issuing Underwriting Agreement ("Agreement") dated __________________ by and between Capital Title Agency and Chicago Title Insurance Company.

1. RATES. Title Company shall quote, charge and collect the rates set forth in the schedule provided to Title Company for the territory covered by this Agreement. Principal reserves the right to revise said rates from time to time upon written notice to Title Company.

2. TITLE COMPANY'S COMPENSATION AND PRINCIPAL'S REMITTANCES. Title Company shall be entitled to compensation on all premium-generating polices, commitments, endorsements and other title assurances which Title Company issues on behalf of Principal. Title Company's compensation shall be the rates and charges required herein to be collected, less the amounts required herein to be remitted to Principal. Principal's compensation shall be the amount herein required to be remitted by Title Company. Title Company shall assume full responsibility for the collection of all premiums due to Principal. Title Company agrees that Principal's share of premiums collected shall be held in a separate account in trust for the benefit of Principal.

     All payments of Principal's share of the premium shall be mailed or delivered to Principal at the following address: P.O. BOX 95594, CHICAGO, IL 60694 no later than sixty (60) days following the Effective Date, as hereinafter defined, of the policy, commitment or endorsement. The Effective Date of the policy or endorsement shall be the policy date set forth in Schedule A of the title insurance policy.

     Where Principal purchases reinsurance or excess coinsurance, a decision which rests solely with Principal, the division of the rates as herein provided shall be computed on the net amount remaining after deducting the cost thereof. Title Company shall remit to Principal the cost of such reinsurance or coinsurance.

     For each policy and endorsement of Principal issued by Title Company pursuant to this Agreement, Title Company agrees to report and remit nine percent (9%) of the premiums collected pursuant to the Rate Provision herein beginning _____________. Commencing ________ through _______________, Title Company shall pay Principal ten percent (10%) of the premiums collected pursuant to the Rate Provision herein.

     Notwithstanding the foregoing, where orders for title insurance are directed to Title Company by Principal or by any company affiliated with Principal's parent, Chicago Title and Trust Company, the amount of the premium to be reported and remitted to Principal shall be negotiated by Principal and Title Company. Remittances to the Principal shall include a referral fee of 30% of the negotiated premium in addition to the remittance agreed upon in this agreement by Principal and Title Company.

This   Rates   and   Remittances   Schedule   is   executed   to  be   effective
_____________________.


CAPITAL TITLE AGENCY:


By:
     --------------------------------------------
Its:
     --------------------------------------------



CHICAGO TITLE INSURANCE COMPANY

By:
     --------------------------------------------
Its:
     --------------------------------------------


-------------------------------------------------
                                   , INDIVIDUALLY

-------------------------------------------------
                                   , INDIVIDUALLY